Third Quarter 2017 Investor Presentation

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected growth opportunities and cost savings from the transaction with First Security Group, Inc. (“First Security”) may not be fully realized or may take longer to realize than expected; (2) loss of income from our TriNet division following our exit of this business; (3) changes in asset quality and credit risk; (4) the cost and availability of capital; (5) customer acceptance of our products and services; (6) customer borrowing, repayment, investment and deposit practices; (7) the introduction, withdrawal, success and timing of business initiatives; (8) the impact, extent, and timing of technological changes; (9) severe catastrophic events in our geographic area; (10) a weakening of the economies in which we conduct operations may adversely affect our operating results; (11) the potential impact of any legal, regulatory and policy changes affecting financial institutions and the economies in which we conduct operations as a result of the new presidential administration; (12) the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely affect the operating results of the combined company; (13) the interest rate environment may compress margins and adversely affect net interest income; (14) changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; (15) our ability to determine accurate values of certain assets and liabilities; (16) adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; (17) our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; (18) unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; (19) adequacy of our risk management program; (20) increased costs associated with operating as a public company; (21) cyber-security incidents, including data security breaches or computer viruses; (22) increased competitive pressure due to consolidation in the financial industry or competition from other financial services companies in our markets could adversely affect operations; and (23) other factors described in Atlantic Capital’s reports filed with the Securities and Exchange Commission and available on the SEC’s website (www.sec.gov). 2

Non-GAAP Financial Information Statements included in this presentation include non-GAAP financial measures and should be read long with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating income and operating net income; (ii) operating non-interest expense; (iii) taxable equivalent net interest income; (iv) efficiency ratio; (v) tangible common equity to tangible assets; (vi) taxable equivalent net interest margin; and (vii) loans held for investment excluding mortgage warehouse loans, in its analysis of the Company's performance. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 3

• Established in May 2007 with $125 million in equity capital, which was the largest de novo bank equity capital raise in US history at the time • Publicly traded on NASDAQ since November 2nd, 2015 under the symbol “ACBI” • Exceptional record of soundness and growth through financial crisis, recession and recent recovery • Differentiated by providing superior expertise, competitive capabilities, and customized service delivery 4 Atlantic Capital Bank: Our Story

Atlantic Capital Bank: Highlights Target Markets: • Small to mid-sized enterprises with revenues up to $250 million • Highly-select group of institutional caliber commercial real estate developers and investors • Principals of our commercial clients, professionals, and their practices • Has grown to $2.6 billion in assets • Consistently maintaining high asset quality • Operating model expected to produce enhanced efficiencies • Evaluating initiatives to improve profitability • Focused on Atlanta, Chattanooga, and Knoxville metropolitan markets 5

6 Key Investment Considerations Attractive Growth Markets Solid Core Deposit Growth Asset Sensitivity Loan Growth with Superior Credit Quality

Proprietary & Confidential Atlantic Capital Strategy 7 Invest in Organic Growth • Well positioned in attractive growth markets • Invest in bankers and capabilities to accelerate organic growth • Realign leadership team to improve productivity Focus on Improving Profitability • Evaluate cost saving opportunities • Assess strategy priorities • Reinvigorate Tennessee businesses • Asset sensitive balance sheet: benefit from any increase in interest rates

Atlantic Capital Bank Locations 8 Branch Location Loan Production Office Main Office Location Legend

9 Financial Highlights Financial Performance Balance Sheet Capital Asset Quality (1) Dollars in thousands (2) This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slides 25 and 26 for more details. (3) Dollars in millions (4) Annualized (5) Excluding mortgage warehouse loans METRICS Q2 2017 Q1 2017Q3 2017 YTD 2017 YTD 2016 Diluted EPS $ 0.16 $ 0.17 $ 0.13 $ 0.45 $ 0.47 Net income (1) 4,052 4,329 3,230 11,611 11,786 Efficiency ratio (2) 73.65% 68.37% 76.78% 72.77% 72.92 % Return on average assets 0.60 0.63 0.48 0.57 0.58 Net interest margin (tax equivalent) (2) 3.26 3.26 3.20 3.24 3.11 Total assets (3) $ 2,638 $ 2,703 $ 2,802 $ 2,638 $ 2,761 Commercial loans held for investment (3)(5) 1,639 1,687 1,616 1,639 1,610 Average deposits (3) 2,121 2,159 2,112 2,131 2,164 Tier 1 capital ratio 11.3% 10.9% 10.7% 11.3% 9.7 % Total risk-based capital ratio 14.3 14.0 13.8 14.3 12.5 Tangible common equity to tangible assets (2) 11.5 11.0 10.3 11.5 10.3 Net charge offs to average loans (4) 0.68% 0.01% 0.26% 0.32% 0.13 % NPAs to total assets 0.23 0.52 0.21 0.23 0.09 Allowance for loan and lease losses to loans held for investment 0.99 1.11 1.05 0.99 0.92

$0 $500 $1,000 $1,500 $2,000 $2,500 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 10 Financial Highlights: Average Deposits Dollars in millions DDA NOW / Savings / Money Market Time Brokered 21% 26% 27% 26% 29% 69% 62% 57% 55% 55% 2% 8% 1% 11% 11% 5% 9% 10% 7% 9% $935 $984 $1,297 $2,147 $2,131 Sold 7 branches – $191 million – in Q2 Sold 1 branch – $29 million – in Q2 FSG acquisition closed in Q4 0.42% 0.40% 0.38% 0.47% 0.64%Deposit cost

Financial Highlights: 11 Dollars in millions Commercial loans include commercial and industrial, commercial real estate, construction and land. Other loans include residential, consumer, other loans, net deferred fees and other unearned income. Loans Held For Investment Commercial Other Mortgage Warehouse $0 $500 $1,000 $1,500 $2,000 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Sep. 30, 2017 $785 $887 $1,480 $1,609 $1,639$24 $36 $227 $225 $225 $8 $117 $84 $147 $41 FSG acquisition closed in Q4 3.64% 3.57% 3.74% 4.07% 4.31%Loan yield

Financial Highlights: Credit Quality 12 Net Charge Offs/Total Average Loans* Allowance for Loan Losses/Total Loans *Annualized Source: SNL Allowance for Loan Losses/ Non-Performing Assets ACB Commercial banks $1-3 billion Non-Performing Assets excluding Restructured Loans/Total Assets 1.32% 1.10% 1.06% 1.04% 1.05% 1.11% 0.99% 1.63% 1.43% 1.33% 1.28% 1.27% 1.24% 2013 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 0.36% 0.12% 0.40% 0.13% 0.21% 0.52% 0.23% 1.33% 0.97% 0.77% 0.69% 0.67% 0.65% 2013 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 0.02% (0.01%) 0.05% 0.11% 0.32% 0.33% 0.21% 0.16% 0.20% 0.18% 2013 2014 2015 2016 YTD 2017 241% 746% 180% 591% 341% 155% 312% 111% 132% 137% 144% 156% 152% 2013 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017

13 Financial Highlights: $33,132 $44,107 $77,192 $19,508 $20,712 $20,506 2.86% 2.99% 3.12% 3.20% 3.26% 3.26% 2.91% 2.98% 3.07% 3.15% 3.20% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 FY 2014 FY 2015 FY 2016 Q1 2017 Q2 2017 Q3 2017 Net interest income* Net interest margin* Net interest margin (excl purchase accounting)* Dollars in thousands *Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Net interest income is used in calculating net interest margin. Please see “Non-GAAP Reconciliation” on slides 25 and 26 for more details. Net Interest Margin*

Financial Highlights: Asset Sensitivity Expected Change in Net Interest Income Over 1 Year 14 0% 5% 10% 15% 20% 25% up 100 bps up 200 bps up 300 bps 6.7% 13.7% 20.5% change in interest rate As of September 30, 2017:  64% of loans are variable rate  28% of deposits are noninterest bearing

APPENDIX

Management Biographies 16 Douglas Williams Chief Executive Officer • CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards Rich Oglesby Executive Vice President, General Banking Division Executive • CRO of Atlantic Capital since its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children Patrick Oakes Executive Vice President, Chief Financial Officer • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer for Sterling Bancshares, Inc. • Chartered Financial Analyst Kurt Shreiner Executive Vice President, Head of Corporate Financial Services • EVP at Atlantic Capital since inception • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of the Kellogg Innovation Network at Northwestern University, Fiserv’s Commercial Payments Advisory Board and an executive in residence at Juniata College in Pennsylvania

A leading middle market commercial bank operating throughout the southeast Attractive Market Demographics 1 in thousands Source: US MSA Census Information + market data from Data.com (Salesforce). 17 City MSA Population1 Projected population growth for the next 3 years # Target Companies (>$10MM REV) # Total businesses (>$5MM REV) # Total businesses Median Household Income Atlanta 5,614 6.2% 4,271 8,600 1,261,291 $51,948 Chattanooga 544 3.0% 351 695 88,967 $37,411 Charlotte 2,380 7.4% 1,583 3,028 314,130 $46,119 Knoxville 857 2.4% 535 1,023 112,095 $36,874

Diversified Loan Mix Dollars in thousands Loans Held For Investment at September 30, 2017 18 Loan Growth by Type Sept. 30, 2017 June 30, 2017 Change Loans held for investment Commercial loans: Commercial and industrial 562,426$ 578,888$ (16,462)$ Commercial real estate: Multifamily 91,219 113,571 (22,352) Owner occupied 348,447 351,733 (3,286) Investment 505,188 517,571 (12,383) Construction and land: 1-4 family residential construction 9,644 11,711 (2,067) Other construction, development and land 122,436 113,347 9,089 Mortgage warehouse loans 41,551 47,992 (6,441) Total commercial loans 1,680,911 1,734,813 (53,902) Residential: Residential mortgages 101,976 101,798 178 Home equity 78,773 79,769 (996) Total residential loans 180,749 181,567 (818) Consumer 31,750 31,981 (231) Other 16,106 18,013 (1,907) 1,909,516 1,966,374 (56,858) (4,084) (4,283) 199 Total loans held for investment 1,905,432$ 1,962,091$ (56,659)$ Less net deferred fees and other unearned income CRE C&I Owner Occupied Construction and land Residential mortgages Home equity Consumer & Other Mortgage Warehouse 18% 30% 7% 6% 4% 31% 2%2%

19 Financial Highlights: Regulatory Capital at 9/30/17 0% 2% 4% 6% 8% 10% 12% 14% 16% 11.2% 12.8% 12.8% 13.7% 9.9% 11.3% 11.3% 14.3% Bank BankHolding Company Bank BankHolding Company Holding Company Holding Company Tier 1 leverage ratio Common equity tier 1 capital ratio Tier 1 capital ratio Total capital ratio

20 Financial Highlights: Noninterest Income Dollars in thousands Service charges Other noninterest income Mortgage income SBA lending activities Trust income $0 $2,000 $4,000 $6,000 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 $1,270 $1,327 $1,349 $1,274 $1,247 $959 $599 $1,227 $1,171 $888 $361 $350 $407 $488 $437 $632 $499 $257 $388 $320 $780 $1,655 $617 $1,966 $585 $3,857 $4,002 $4,430 $5,287 $302 gain on sale of branch $3,477

21 $0 $5,000 $10,000 $15,000 $20,000 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 $10,059 $11,269 $11,065 $10,603 $10,409 $1,235 $995 $1,230 $1,074 $1,129 $442 $968 $904 $973 $1,595$617 $1,064 $987 $1,069 $982 $4,364 $4,275 $3,558 $3,904 $3,389 $17,623 Financial Highlights: Operating Noninterest Expense* $16,717 $18,571 Dollars in thousands. *This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slides 25 and 26 for more details. Salaries and employee benefits Occupancy Professional services Data processing Other noninterest expense $17,744 $17,504

22 ACBI Historical Balance Sheets September 30, June 30, December 31, September 30, (in thousands, except share data) 2017 2017 2016 2016 ASSETS Cash and due from banks $ 35,504 $ 45,008 $ 36,790 $ 44,563 Interest-bearing deposits in banks 40,558 36,171 118,039 75,750 Other short-term investments 5,189 17,459 10,896 23,159 Cash and cash equivalents 81,251 98,638 165,725 143,472 Securities available-for-sale 447,005 450,273 347,705 348,484 Other investments 35,818 26,741 23,806 26,370 Loans held for sale 3,274 1,744 35,219 46,600 Loans held for investment 1,905,432 1,962,091 1,981,330 2,008,102 Less: allowance for loan losses (18,870) (21,870) (20,595) (18,534) Loans held for investment, net 1,886,562 1,940,221 1,960,735 1,989,568 Branch premises held for sale – – 2,995 5,201 Premises and equipment, net 11,747 11,997 11,958 15,213 Bank owned life insurance 63,284 62,901 62,160 61,766 Goodwill and intangible assets, net 27,945 28,446 29,567 30,071 Other real estate owned 1,494 1,819 1,872 1,727 Other assets 80,032 79,795 85,801 92,772 Total assets $ 2,638,412 $ 2,702,575 $ 2,727,543 $ 2,761,244 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 599,292 $ 612,744 $ 643,471 $ 557,783 Interest-bearing checking 270,740 250,254 264,062 260,531 Savings 30,131 30,170 27,932 29,658 Money market 865,238 882,824 912,493 974,072 Time 144,250 142,915 157,810 172,348 Brokered deposits 193,994 195,047 200,223 194,464 Deposits to be assumed in branch sale – – 31,589 – Total deposits 2,103,645 2,113,954 2,237,580 2,188,856 Federal funds purchased and securities sold under agreements to repurchase – 15,000 – – Federal Home Loan Bank borrowings 125,000 180,000 110,000 170,000 Long-term debt 49,493 49,451 49,366 49,324 Other liabilities 35,520 24,735 26,939 44,601 Total liabilities 2,313,658 2,383,140 2,423,885 2,452,781 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2017, June 30, 2017, December 31, 2016, and September 30, 2016 – – – – Common stock, no par value; 100,000,000 shares authorized; 25,716,418, 25,654,521, 25,093,135, and 24,950,099 shares issued and outstanding as of September 30, 2017, June 30, 2017, December 31, 2016, and September 30, 2016, respectively 298,469 297,610 292,747 290,835 Retained earnings 28,147 24,095 16,536 14,927 Accumulated other comprehensive income (loss) (1,862) (2,270) (5,625) 2,701 Total shareholders’ equity 324,754 319,435 303,658 308,463 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,638,412 $ 2,702,575 $ 2,727,543 $ 2,761,244 Atlantic Capital Bancshares, Inc. Consolidated Balance Sheets (unaudited)

ACBI Historical Income Statements

Atlantic Capital Bancshares, Inc.
Consolidated Statements of Income (unaudited)

(in thousands except share and per share data)	Three months ended					Nine months ended	
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
INTEREST INCOME							
Loans, including fees	$ 21,491	$ 21,361	$ 19,994	$ 20,363	$ 20,511	$ 62,846	$ 60,418
Investment securities - available-for-sale	2,298	2,355	2,018	1,477	1,293	6,671	4,221
Interest and dividends on other interest-earning assets	562	606	449	467	491	1,617	1,271
Total interest income	24,351	24,322	22,461	22,307	22,295	71,134	65,910
INTEREST EXPENSE							
Interest on deposits	2,693	2,481	2,047	1,929	1,956	7,221	5,470
Interest on Federal Home Loan Bank advances	459	452	302	234	133	1,213	324
Interest on federal funds purchased and securities sold under agreements to repurchase	84	76	36	38	37	196	191
Interest on long-term debt	824	824	823	828	815	2,471	2,457
Other	-	-	-	-	-	-	38
Total interest expense	4,060	3,833	3,208	3,029	2,941	11,101	8,480
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	20,291	20,489	19,253	19,278	19,354	60,033	57,430
Provision for loan losses	322	1,980	634	2,208	463	2,936	1,608
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	19,969	18,509	18,619	17,070	18,891	57,097	55,822
NONINTEREST INCOME							
Service charges	1,247	1,274	1,349	1,327	1,270	3,870	4,160
Gains (losses) on sale of securities available-for-sale	(80)	-	-	-	-	(80)	44
Gains on sale of other assets	44	666	78	238	71	788	150
Mortgage income	320	388	257	499	632	965	1,418
Trust income	437	488	407	350	361	1,332	1,061
Derivatives income	(3)	116	(51)	346	69	62	232
Bank owned life insurance	384	384	378	395	424	1,146	1,215
SBA lending activities	888	1,171	1,227	599	959	3,286	3,043
TriNet lending activities	20	20	20	357	-	60	1,144
Gains on sale of branches	-	302	-	-	-	302	3,885
Other noninterest income	220	478	192	319	216	890	950
Total noninterest income	3,477	5,287	3,857	4,430	4,002	12,621	17,302
NONINTEREST EXPENSE							
Salaries and employee benefits	10,409	10,603	11,065	11,269	10,059	32,077	31,034
Occupancy	1,129	1,074	1,230	995	1,235	3,433	3,609
Equipment and software	776	996	805	694	862	2,577	2,272
Professional services	1,595	973	904	968	442	3,472	1,950
Postage, printing and supplies	63	78	85	73	61	226	389
Communications and data processing	982	1,069	987	1,064	617	3,038	2,227
Marketing and business development	272	179	270	247	269	721	853
FDIC premiums	308	132	314	262	415	754	1,306
Merger and conversion costs	-	304	-	204	579	304	2,538
Amortization of intangibles	391	425	470	495	520	1,286	1,950
Foreclosed property/problem asset expense	7	107	3	666	39	117	198
Other noninterest expense	1,572	1,683	1,611	1,838	2,198	4,866	6,179
Total noninterest expense	17,504	17,623	17,744	18,775	17,296	52,871	54,505
INCOME BEFORE PROVISION FOR INCOME TAXES	5,942	6,173	4,732	2,725	5,597	16,847	18,619
Provision for income taxes	1,890	1,844	1,502	1,116	1,889	5,236	6,833
NET INCOME	$ 4,052	$ 4,329	$ 3,230	$ 1,609	$ 3,708	$ 11,611	$ 11,786
Net income per common share - basic	$ 0.16	$ 0.17	$ 0.13	$ 0.06	$ 0.15	$ 0.45	$ 0.48
Net income per common share - diluted	$ 0.16	$ 0.17	$ 0.13	$ 0.06	$ 0.15	$ 0.45	$ 0.47
Weighted average shares - basic	25,699,179	25,621,910	25,320,690	25,027,304	24,891,822	25,548,646	24,674,953
Weighted average shares - diluted	25,890,779	25,831,281	25,672,286	25,407,728	25,260,280	25,799,851	25,106,250

23

ACBI Operating Income

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

(in thousands; taxable equivalent)	2017 Third Quarter	2017 Second Quarter	2017 First Quarter	2016 Fourth Quarter	2016 Third Quarter	Third Quarter 2017 to 2016 Change	For the nine months ended September 30, 2017	For the nine months ended September 30, 2016	YTD 2017 to 2016 Change
INCOME SUMMARY									
Interest income [(1)(2)]	$ 24,566	$ 24,545	$ 22,716	$ 22,530	$ 22,428	10 %	$ 71,827	$ 66,171	9 %
Interest expense	4,060	3,833	3,208	3,029	2,941	38	11,101	8,480	31
Net interest income	20,506	20,712	19,508	19,501	19,487	5	60,726	57,691	5
Provision for loan losses	322	1,980	634	2,208	463	(30)	2,936	1,608	83
Net interest income after provision for loan losses	20,184	18,732	18,874	17,293	19,024	6	57,790	56,083	3
Operating noninterest income [(2)(3)]	3,477	5,287	3,857	4,430	4,002	(13)	12,621	13,417	(6)
Operating noninterest expense [(2)(4)]	17,504	17,623	17,744	18,571	16,717	5	52,871	51,662	2
Operating income before income taxes	6,157	6,396	4,987	3,152	6,309	(2)	17,540	17,838	(2)
Operating income tax expense	2,105	2,067	1,757	1,417	2,245	(6)	5,929	6,691	(11)
Operating net income [(2)(3)(4)]	4,052	4,329	3,230	1,735	4,064	(0)	11,611	11,147	4
Merger related expenses, net of income tax	-	-	-	126	356	(100)	-	1,559	(100)
Net gain on sale of branches, net of income tax	-	-	-	-	-	-	-	2,198	(100)
Net income - GAAP	$ 4,052	$ 4,329	$ 3,230	$ 1,609	$ 3,708	9 %	$ 11,611	$ 11,786	(1) %

[(1)] Interest income has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate. [(2)] These are non-GAAP financial measures. Please see “Non-GAAP Reconciliation” on slides 25 and 26 for more details. [(3)] Excludes gain on sale of branches. [(4)] Excludes merger related and divestiture expenses.

24

Non-GAAP Reconciliation

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017			2016		For the nine months ended September 30,	
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2017	2016
Taxable equivalent interest income reconciliation							
Interest income - GAAP	$ 24,351	$ 24,322	$ 22,461	$ 22,307	$ 22,295	$ 71,134	$ 65,910
Taxable equivalent adjustment	215	223	255	223	133	693	261
Interest income - taxable equivalent	$ 24,566	$ 24,545	$ 22,716	$ 22,530	$ 22,428	$ 71,827	$ 66,171
Taxable equivalent net interest income reconciliation							
Net interest income - GAAP	$ 20,291	$ 20,489	$ 19,253	$ 19,278	$ 19,354	$ 60,033	$ 57,430
Taxable equivalent adjustment	215	223	255	223	133	693	261
Net interest income - taxable equivalent	$ 20,506	$ 20,712	$ 19,508	$ 19,501	$ 19,487	$ 60,726	$ 57,691
Operating noninterest income reconciliation							
Noninterest income - GAAP	$ 3,477	$ 5,287	$ 3,857	$ 4,430	$ 4,002	$ 12,621	$ 17,302
Gain on sale of branches	-	-	-	-	-	-	(3,885)
Operating noninterest income	$ 3,477	$ 5,287	$ 3,857	$ 4,430	$ 4,002	$ 12,621	$ 13,417
Operating noninterest expense reconciliation							
Noninterest expense - GAAP	$ 17,504	$ 17,623	$ 17,744	$ 18,775	$ 17,296	$ 52,871	$ 54,505
Merger-related expenses	-	-	-	(204)	(579)	-	(2,538)
Divestiture expenses	-	-	-	-	-	-	(305)
Operating noninterest expense	$ 17,504	$ 17,623	$ 17,744	$ 18,571	$ 16,717	$ 52,871	$ 51,662
Operating income before income taxes reconciliation							
Income before income taxes - GAAP	$ 5,942	$ 6,173	$ 4,732	$ 2,725	$ 5,597	$ 16,847	$ 18,619
Taxable equivalent adjustment	215	223	255	223	133	693	261
Merger-related expenses	-	-	-	204	579	-	2,538
Divestiture expenses	-	-	-	-	-	-	305
Gain on sale of branches	-	-	-	-	-	-	(3,885)
Operating income before income taxes	$ 6,157	$ 6,396	$ 4,987	$ 3,152	$ 6,309	$ 17,540	$ 17,838
Operating income tax reconciliation							
Income tax expense - GAAP	$ 1,890	$ 1,844	$ 1,502	$ 1,116	$ 1,889	$ 5,236	$ 6,833
Taxable equivalent adjustment	215	223	255	223	133	693	261
Merger related expenses, tax benefit	-	-	-	78	223	-	979
Divestiture expenses, tax benefit	-	-	-	-	-	-	118
Gain on sale of branches, tax expense	-	-	-	-	-	-	(1,500)
Operating income tax expense	$ 2,105	$ 2,067	$ 1,757	$ 1,417	$ 2,245	$ 5,929	$ 6,691
Operating net income reconciliation							
Net income - GAAP	$ 4,052	$ 4,329	$ 3,230	$ 1,609	$ 3,708	$ 11,611	$ 11,786
Merger related expenses, net of income tax	-	-	-	126	356	-	1,559
Divestiture expenses, net of income tax	-	-	-	-	-	-	187
Gain on sale of branches, net of income tax	-	-	-	-	-	-	(2,385)
Operating net income	$ 4,052	$ 4,329	$ 3,230	$ 1,735	$ 4,064	$ 11,611	$ 11,147
Operating diluted earnings per share reconciliation							
Diluted earnings per share - GAAP	$ 0.16	$ 0.17	$ 0.13	$ 0.06	$ 0.15	$ 0.45	$ 0.47
Merger related expenses	-	-	-	0.01	0.01	-	0.07
Net gain on sale of branches	-	-	-	-	-	-	(0.10)
Diluted earnings per share - operating	$ 0.16	$ 0.17	$ 0.13	$ 0.07	$ 0.16	$ 0.45	$ 0.44

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Non-GAAP Reconciliation (continued)

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017			2016		For the nine months ended September 30,	
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2017	2016
Efficiency ratio reconciliation							
Noninterest income - GAAP	$ 3,477	$ 5,287	$ 3,857	$ 4,430	$ 4,002	$ 12,621	$ 17,302
Gain on sale of branches	-	-	-	-	-	-	(3,885)
Operating noninterest income	$ 3,477	$ 5,287	$ 3,857	$ 4,430	$ 4,002	$ 12,621	$ 13,417
Noninterest expense - GAAP	$ 17,504	$ 17,623	$ 17,744	$ 18,775	$ 17,296	$ 52,871	$ 54,505
Merger-related expenses	-	-	-	(204)	(579)	-	(2,538)
Divestiture expenses	-	-	-	-	-	-	(305)
Operating noninterest expense	$ 17,504	$ 17,623	$ 17,744	$ 18,571	$ 16,717	$ 52,871	$ 51,662
Net interest income	20,291	20,489	19,253	19,278	19,354	60,033	57,430
Efficiency ratio	73.65%	68.37%	76.78%	78.33%	71.57%	72.77%	72.92%
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 324,754	$ 319,435	$ 310,967	$ 303,658	$ 308,463	$ 324,754	$ 308,463
Intangible assets	(24,760)	(25,151)	(25,913)	(26,383)	(26,878)	(24,760)	(26,878)
Total tangible common equity	$ 299,994	$ 294,284	$ 285,054	$ 277,275	$ 281,585	$ 299,994	$ 281,585
Total assets	$ 2,638,412	$ 2,702,575	$ 2,802,078	$ 2,727,543	$ 2,761,244	$ 2,638,412	$ 2,761,244
Intangible assets	(24,760)	(25,151)	(25,913)	(26,383)	(26,878)	(24,760)	(26,878)
Total tangible assets	$ 2,613,652	$ 2,677,424	$ 2,776,165	$ 2,701,160	$ 2,734,366	$ 2,613,652	$ 2,734,366
Tangible common equity to tangible assets	11.48%	10.99%	10.27%	10.27%	10.30%	11.48%	10.30%
Loans held for investment excluding mortgage warehouse loans							
Total loans held for investment	$ 1,905,432	$ 1,962,091	$ 1,901,724	$ 1,981,330	$ 2,008,102	$ 1,905,432	$ 2,008,102
Mortgage warehouse loans	(41,551)	(47,992)	(58,357)	(147,519)	(171,251)	(41,551)	(171,251)
Loans held for investment excluding mortgage warehouse loans	$ 1,863,881	$ 1,914,099	$ 1,843,367	$ 1,833,811	$ 1,836,851	$ 1,863,881	$ 1,836,851
Taxable equivalent net interest margin reconciliation							
Net interest margin - GAAP	3.23%	3.23%	3.16%	3.07%	3.10%	3.21%	3.10%
Impact of taxable equivalent adjustment	0.03%	0.03%	0.04%	0.04%	0.02%	0.03%	0.01%
Net interest margin - taxable equivalent	3.26%	3.26%	3.20%	3.11%	3.12%	3.24%	3.11%

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